UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 16, 2009

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 16, 2009, Ameriprise Financial, Inc. (the “Company”) announced an amendment to its previously announced cash tender offer for its outstanding 5.35% Senior Notes due November 15, 2010 (the “Notes”). The Company is increasing the maximum amount of the offer to purchase the Notes to $450 million from the original amount of $250 million. All other terms of the tender offer are unchanged. A copy of a press release dated July 16, 2009 related to the amendment to the tender offer is filed with this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are filed herewith:

99.1	Press release of Ameriprise Financial, Inc. dated July 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (REGISTRANT)

Date: July 16, 2009	By	/s/ Dave K. Stewart
Dave K. Stewart
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press release of Ameriprise Financial, Inc. dated July 16, 2009.	Filed Electronically